Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Shepko, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Daseke, Inc. for the year ended December 31, 2020; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2021	By:	/s/ Jonathan Shepko
Jonathan Shepko
Interim Chief Executive Officer and Director
(Principal Executive Officer)